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                                                                   EXHIBIT 10.07

                               FIRST AMENDMENT TO
                      SENIOR EXECUTIVE EMPLOYMENT AGREEMENT

This First Amendment to Senior Executive Employment Agreement, dated as of March 30, 2001 (the "Amendment"), hereby amends the Senior Executive Employment Agreement, dated as of March 30, 2001 (the "Agreement"), between PacifiCare Health Systems, Inc., a Delaware corporation (the "Company"), and Katherine Feeny, an individual ("Executive"), as follows:

      1. AMENDMENT OF SECTION 2.1 OF THE AGREEMENT. The parties hereby amend the Agreement by adding the following sentences at the end of Section 2.1:

      In the event that at the end of the term of this Agreement, the Company neither renews the Agreement nor offers Executive a new employment agreement, then Executive's employment with the Company shall terminate pursuant to section 2.2(d) of this Agreement. If the Company offers Executive a new employment agreement but Executive does not accept the new employment agreement, then Executive's continued employment with the Company will be without the benefit of a written employment agreement, in which case Executive's entitlement to severance benefits on termination shall be governed by then-existing Company policies and practices.

      2. LIMITATION OF AMENDMENTS. Except as expressly provided herein, no terms or provisions of any agreement or instrument are modified or changed by this Amendment and the terms and provisions of the Agreement, as amended by this Amendment, shall continue in full force and effect.

      3. GOVERNING LAW. This Amendment shall be construed, interpreted and enforced in accordance with, and governed by California law.

      4. CAPITALIZED TERMS. Capitalized terms not defined herein shall have the meanings ascribed to them in the Agreement.

      5. DUPLICATE ORIGINALS; EXECUTION IN COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

      6. WAIVERS AND AMENDMENTS. Neither this Amendment nor any term hereof may be changed, waived, discharged or terminated orally, or by any action or inaction, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

      7. SECTION HEADINGS. The titles of the sections hereof appear as a matter of convenience only, do not constitute a part of this Amendment and shall not affect the construction hereof.


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                                                                   EXHIBIT 10.07

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

The Company:                        PACIFICARE HEALTH SYSTEMS, INC.,
                                    a Delaware corporation


                                    --------------------------------
                                    By:    Howard G. Phanstiel
                                    Title: President and
                                           Chief Executive Officer


Executive:                          --------------------------------
                                           Katherine Feeny


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